Exhibit 10.21

***Text Omitted and Filed Separately with the Securities and Exchange Commission.

Confidential Treatment Requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406

Otsuka Pharmaceutical Co., Ltd	Justin Gover
Licensing Department	Managing Director
3-2-27, Otedori Chuo-ku,
Osaka 540-0021 Japan	1 Cavendish Place
Attention: Director	London W1G 0QD

Legal Affairs Department	E-mail: jdg@gwpharm.com
Shinagawa Grand Central Tower,	Tel: +44 (0)20 7291 0555
2-16-14, Konan	Fax: +44 (0)20 7291 0550
Minato-ku
Tokyo, 108-8242 Japan
Attention: Director

21 October 2010

Dear Sirs

Development and License Agreement dated February 14, 2007 (the “Development and License Agreement”) by and among GW Pharma Ltd and its Affiliates (collectively “GW Pharma”), GW Pharmaceuticals Plc, and Otsuka Pharmaceutical Co., Ltd. (“Otsuka”)

On November 1, 2008, GW Pharma, GW Pharmaceuticals and Otsuka entered into the first amendment to the Development and License Agreement (“Amendment No. 1”).

Section 6(f) of Amendment No. 1 states that in the event that (i) the Study (as defined in Amendment No. 1) is completed or terminated by decision of the JDC with an effective date between *** and *** (inclusive), then the enrollment target for the Study will be *** enrolled subjects, and (ii) *** fewer than *** subjects have been enrolled in the Study, (a) the provisions of Sections 6 (b), (c), (d), (e), (g) and (h) of Amendment No. I shall no longer apply and (b) the next milestone payment due and payable by Otsuka to GW Pharma under Section 4.12 of the Development and License Agreement shall be reduced according to the number of patients actually enrolled into the Study.

At the JDC meeting which was held on September 23, 2009 the JDC decided to stop opening new clinical investigation sites as part of the Study. The Parties have agreed that this decision of the JDC qualifies as a decision to terminate the Study for the purposes of Section 6(f) of Amendment No. 1.

As the foregoing decision was a decision reached by the JDC with an effective date between *** and *** and as fewer than *** subjects had been enrolled into the Study on ***, pursuant to Section 6(f) of Amendment No. 1 there should therefore be a reduction of US $*** in the next milestone payment due and payable by Otsuka to GW Pharma under Section 4.12 of the Development and License Agreement.

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Notwithstanding the provision of Section 6 (f), subsequent to the JDC meeting which was held on September 23, 2009 the Parties have agreed that the next milestone payment due and payable by Otsuka to GW Pharma under Section 4.12 of the Development and License Agreement (being the payment of US$*** upon first administration of the Existing Licensed Product in a Phase III Clinical Study designed to support filing of the NDA for the First Indication pursuant to Section 4.12(a) of the Development and License Agreement) shall be reduced by US$***.

We therefore believe that:

(i)                                     Section 4.12(a) of the Development and License Agreement is amended to read as follows:

“US$*** upon first administration of the Existing Licensed Product in a Phase III Clinical Study designed to support filing of the NDA for the First Indication”; and

(ii)                                  Section 6 of Amendment No.1 no longer applies and is of no further effect.

Capitalized terms undefined in this letter agreement shall bear the meanings as provided in Section 1.1 of the Development and License Agreement unless otherwise specified.

If you agree with to the terms as set out above, please evidence your agreement to the terms as set out above by signing where indicated below on both originals and return one original execution copy to us, retaining the other original execution copy for your records.

Yours faithfully

/s/ Justin Gover
For and on behalf of
GW Pharma Limited
Name: Justin Gover
Title: Managing Director

Agreed by Otsuka Pharmaceutical Co., Ltd.:

/s/ Kazumichi Kobayashi
Otsuka Pharmaceutical Co, Ltd
Name: Kazumichi Kobayashi
Title: Senior Operating Officer, Deputy General Manager
Date: December 3, 2010

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.